Exhibit10.23

AMENDMENT NO. 2 TO LOAN AGREEMENT

This AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”), dated as of February 27, 2024, is entered into by and among ORION GROUP HOLDINGS, INC., a Delaware corporation (“Orion”), the Subsidiaries of Orion identified on the signature pages hereto as “Borrowers” (together with Orion, each, a “Borrower”, and collectively “Borrowers”), the Lenders party hereto and WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and the Administrative Agent together with the Collateral Agent, the “Agents”, and each, an “Agent”).

WHEREAS, the Borrowers, the several financial institutions from time to time party thereto as Lenders, and the Agents are parties to that certain Loan Agreement dated as of May 15, 2023 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement in certain respects, and Agents and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

2.Amendments to Loan Agreement. In reliance upon the representations and warranties of each Loan Party set forth in Section 4 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Loan Agreement is hereby amended, effective as of March 1, 2024, as follows:

(a)Section 1.01 of the Loan Agreement is hereby amended by amending and restating the defined term “Applicable Margin” in its entirety as follows:

“Applicable Margin” means, as of any date of determination, with respect to any

(a) Term Loan, seven percent (7.00%) per annum, and (b) Revolver Loan, the applicable margin set forth in the following table that corresponds to the Average Excess Revolver Availability of Borrowers for the most recently completed month (to be re-determined as of the first day of each month) and either Consolidated EBITDA (prior to the Covenant Toggle Date) or, Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date), of Borrowers for the most recently completed Fiscal Quarter for which financial statements and a certified calculation of Consolidated EBITDA and Consolidated Fixed Charge Coverage Ratio have been delivered pursuant to Section 6.01(a) or (b), as applicable, and Section 6.02(a) (to be re-determined as of the first day of each month, commencing with September 1, 2023, following the month in which such financial statements and Compliance Certificate are delivered); provided that (i) for the period from the Closing Date through and including May 31, 2023, the Applicable Margin shall be set at the margin in the row styled “Level II”, and (ii) the row styled “Level I” shall not be available until after delivery of the Compliance Certificate for the Fiscal Quarter ended June 30, 2023, and, prior to such delivery through August 31, 2023, the Applicable Margin shall be set at Level II or Level III, as applicable, based solely on the Average Excess Revolver Availability calculation for the applicable prior month

Level	Average Excess Revolver Availability, Consolidated EBITDA and Consolidated Fixed Charge Coverage Ratio	Applicable Margin
I

Average Excess Revolver Availability of ≥ $35,000,000 and Consolidated EBITDA (prior to the Covenant Toggle Date) of ≥ the Applicable Level I EBITDA Threshold, and Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date) of ≥ 1.20:1.00 (collectively, the “Level I Requirements”)

4.75 percentage points
II

Average Excess Revolver Availability of ≥ $20,000,000, and Consolidated EBITDA (prior to the Covenant Toggle Date) of ≥ the Applicable Level II/III EBITDA Threshold and Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date) of ≥ 1.00:1.00, and the Level I Requirements are not met

5.00 percentage points
III

Average Excess Revolver Availability of < $20,000,000, Consolidated EBITDA (prior to the Covenant Toggle Date) of < the Applicable Level II/III EBITDA Threshold, or Consolidated Fixed Charge Coverage Ratio (from and after the Covenant Toggle Date) of < 1.00:1.00

5.25 percentage points

Average Excess Revolver Availability shall be calculated by Administrative Agent based on the Borrowing Base Reports delivered by Administrative Borrower during the preceding Fiscal Month, and the Consolidated EBITDA and Consolidated Fixed Charge Coverage Ratio shall be reported by the Borrowers in each Compliance Certificate delivered for a Fiscal Quarter end in accordance with Section 6.02(a); provided, however, that solely for purposes of determining the Applicable Margin, the Consolidated Fixed Charge Coverage Ratio shall be based on a Semi-Annual Test Period. Any increase or decrease in the Applicable Margin resulting from a change in Average Excess Revolver Availability and/or the Consolidated EBITDA or Consolidated Fixed Charge Coverage

Ratio, as applicable, shall become effective as of the first calendar day of each Fiscal Month; provided, that if the Borrowing Base Reports (including any required financial information in support thereof), annual or quarterly financial statements or Compliance Certificates are not delivered when due, then Level III shall apply until such time as such Borrowing Base Reports and supporting information, financial statements and Compliance Certificates, as applicable, are delivered. In the event that the information regarding the Consolidated EBITDA or the Consolidated Fixed Charge Coverage Ratio contained in any Compliance Certificate delivered pursuant to Section 6.02(a) is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin actually applied for such Applicable Period, then (i) Borrowers shall immediately deliver to Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined as if the correct Applicable Margin (as set forth in the table above) were applicable for such Applicable Period, and (iii) Borrowers shall immediately deliver to Administrative Agent full payment in respect of the accrued additional interest as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by Administrative Agent to the affected Obligations. Any adjustment in the Applicable Margin shall be applicable to all Revolver Loans then existing or subsequently made during the applicable period for which the relevant Applicable Margin applies.

3.Conditions to Effectiveness. This Amendment shall become effective (it being understood that the amendments set forth in Section 1 shall only become effective on March 1, 2024) upon the satisfaction of the following conditions precedent, each in form and substance acceptable to Administrative Agent:

(a)Administrative Agent's receipt of a copy of this Amendment executed by each Borrowers, the Lenders and each Agent;

(b)the representations and warranties contained herein shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

4.Representations and Warranties. In order to induce each Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each Agent and the Lenders that:

(a)all representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)both before and after giving effect to this Amendment, no Default or Event of

Default has occurred and is continuing; and

(c)this Amendment constitutes legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application affecting enforcements of creditors' rights or general principles of equity.

5.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or any Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which shall remain unchanged and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.

6.Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

7.Miscellaneous.

(a)Expenses. Each Borrower agrees to pay on demand all reasonable out-of-pocket expenses incurred by Agents in connection with the preparation, negotiation, execution and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 7(a) shall survive any termination of the Loan Agreement.

(b)Choice of Law and Venue; Jury Trial Waiver; Judicial Reference Section. Without limiting the applicability of any other provision of the Loan Agreement or any other Loan Document, the terms and provisions set forth in Section 10.16 (Governing Law; Jurisdiction; Etc.) and Section 10.17 (Waiver of Right to Jury Trial) of the Loan Agreement are expressly incorporated herein by reference.

(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart hereto by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(a)Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment is a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

“BORROWERS”:

ORION GROUP HOLDINGS INC., a Delaware corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION MARINE CONSTRUCTION INC., a Florida corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION INDUSTRIAL CONSTRUCTION, LLC, a Louisiana limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

SSL SOUTH, LLC, a Florida limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION GOVERNMENT SERVICES, LLC, a Washington limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

INDUSTRIAL CHANNEL AND DOCK COMPANY, a Texas corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

Signature Page to Amendment No. 2 to Loan Agreement

COMMERCIAL CHANNEL AND DOCK COMPANY, a Texas corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

LAQUAY DREDGING, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

KING FISHER MARINE SERVICE, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION CORPORATE SERVICES, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ARTEMIS BUSINESS SOLUTIONS, LLC, a Louisiana limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ADMINISTRATIVE SERVICES, INC., a Texas corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

EAST & WEST JONES PLACEMENT AREAS, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

Signature Page to Amendment No. 2 to Loan Agreement

PREFERRED TOOL SERVICES, INC., a Texas corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION MARINE GROUP, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION MARINE CONTRACTORS, INC., a Delaware corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

SCHNEIDER E&C COMPANY, INC., a Florida corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION CONCRETE CONSTRUCTION, LLC, a Delaware limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

CONCRETE CONSTRUCTION LLC, a Delaware limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

TONY BAGLIORE CONCRETE, INC., a Texas corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

Signature Page to Amendment No. 2 to Loan Agreement

T.A.S. COMMERCIAL CONCRETE SOLUTIONS, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

T.A.S. PROCO, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

MISENER MARINE CONSTRUCTION, INC., a Georgia corporation

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

ORION CONSTRUCTION, LLC, a Texas limited liability company

By:	/s/ Travis Boone
Name:	Travis Boone
Title:	CEO

Signature Page to Amendment No. 2 to Loan Agreement

AGENTS:

WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent

By:	/s/ Thomas K. Otte
Name:	Thomas K. Otte
Title:	Chairman, Head of Asset Based Lending

Signature Page to Amendment No. 2 to Loan Agreement

LENDERS:

WHITE OAK ABL, LLC, a Delaware limited liability company, as attorney-in-fact for each of the Lenders so identified on Schedule 2.01(a) to the Agreement

By:	/s/ Thomas K. Otte
Name:	Thomas K. Otte
Title:	Manager

WHITE OAK COMMERCIAL FINANCE, LLC, not in its individual capacity but as attorney-in-fact for all Revolving Lenders

By:	/s/ Thomas K. Otte
Name:	Thomas K. Otte
Title:	Chairman, Head of Asset Based Lending

Signature Page to Amendment No. 2 to Loan Agreement